                                                                    EXHIBIT 99.2

Transit Group, Inc.
Pro forma unaudited combined condensed balance sheet
As of June 30, 1999

                                                     Transit              R&M
                                                   Group, Inc.        Enterprises         Unaudited         Unaudited
                                                  June 30, 1999      June 30, 1999        Pro forma         Pro forma
                                                   As reported        As reported        Adjustments        Combined
Current assets                                    $ 51,128,000       $  2,065,599          19,126 (a)       $ 53,212,725

Property, equipment and capitalized leases          62,986,000         10,960,022        (780,449)(b)         73,165,573

Goodwill                                            55,226,000                  -       3,400,137 (c)         58,626,137

Other assets                                           206,000                  -                                206,000
                                                  ------------       ------------                           ------------

      Total assets                                $169,546,000       $ 13,025,621       2,638,814           $185,210,435
                                                  ============       ============                           ============

Current liabilities                               $ 37,725,000       $  3,236,138                           $ 40,961,138
                                                  ------------       ------------                           ------------
Deferred tax liability - non-current                                                    1,777,868 (a)          1,777,868
                                                  ------------       ------------                           ------------

Long term debt                                      44,382,000          4,872,929       1,525,000 (d)         50,779,929
                                                  ------------       ------------                           ------------

Shareholders' equity
      Redeemable common stock                        3,675,000                  -                              3,675,000
      Redeemable preferred stock                    24,912,000                  -                             24,912,000
      Preferred stock                                        -                  -                                      -
      Common stock                                     250,000              2,000          10,150 (e)            262,150
      Note receivable secured by stock                (756,000)                 -                               (756,000)
      Additional paid-in capital                    76,868,000            300,000       3,940,350 (e)         81,108,350
      Accumulated (deficit) earnings               (17,510,000)         4,614,554      (4,614,554)(e)        (17,510,000)
                                                  ------------       ------------                           ------------
          Total shareholders' equity                87,439,000          4,916,554                             91,691,500
                                                  ------------       ------------                           ------------

      Total liabilities and shareholders' equity  $169,546,000       $ 13,025,621       2,638,814           $185,210,435
                                                  ============       ============                           ============

Transit Group, Inc.
Pro forma unaudited combined statement of income
For the six months ended June 30, 1999

                                                           Transit              R&M
                                                          Group, Inc.        Enterprises        Unaudited             Unaudited
                                                         June 30, 1999      June 30, 1999       Pro forma             Pro forma
                                                          As reported        As reported       Adjustments            Combined
Operating revenues                                      $   140,011,000     $   10,647,805                          $  150,658,805
                                                        ---------------     --------------                          --------------

Operating expenses
      Purchased transportation                               52,433,000          4,982,138                              57,415,138
      Salaries, wages and benefits                           34,756,000          2,023,605                              36,779,605
      Fuel                                                   11,194,000          1,011,378                              12,205,378
      Operating supplies and expenses                        14,460,000            886,472                              15,346,472
      Lease expense - revenue equipment                       1,785,000                  -                               1,785,000
      Insurance                                               8,611,000            463,600                               9,074,600
      Depreciation and amortization expense                   5,145,000            696,593           (50,404) (f)        5,834,935
                                                                                                      43,746  (g)
      General and administrative expense                      3,968,000            222,822                               4,190,822
                                                        ---------------     --------------                          --------------
          Total operating expenses                          132,352,000         10,286,608                             142,631,950
                                                        ---------------     --------------                          --------------

      Operating income                                        7,659,000            361,197                               8,026,855

Interest expense                                              2,519,000            115,701            61,000  (h)        2,695,701
                                                        ---------------     --------------                          --------------

      Income before taxes                                     5,140,000            245,496                               5,331,154

      Income tax expense                                      2,605,000                  -            99,035  (i)        2,704,035
                                                        ---------------     --------------                          --------------

          Net income                                          2,535,000            245,496                               2,627,119

Preferred stock dividends                                       296,000                  -                                 296,000
                                                        ---------------     --------------                          --------------

Income available to common shareholders                 $     2,239,000     $      245,496                          $    2,331,119
                                                        ===============     ==============                          ==============

Earnings per share - basic                              $          0.09                                             $         0.09
                                                        ---------------                                             --------------

Earnings per share - diluted                            $          0.09                                             $         0.09
                                                        ---------------                                             --------------

Weighted average shares outstanding - basic                  25,240,163                            1,215,000  (j)       26,455,163
                                                        ---------------                                             --------------

Weighted average shares outstanding - diluted                26,150,369                            1,215,000  (j)       27,365,369
                                                        ---------------                                             --------------

Transit Group, Inc.
Pro forma unaudited combined statement of income
For the year ended December 31, 1998

                                                      Transit                      R&M
                                                     Group, Inc.                Enterprises      Unaudited             Unaudited
                                                  December 31, 1998       December 31, 1998       Pro forma             Pro forma
                                                     As reported             As reported         Adjustments            Combined
Operating revenues                               $       177,552,961     $        19,385,368                          $ 196,938,329
                                                 -------------------     -------------------                          -------------

Operating expenses
      Purchased transportation                            77,372,214               8,580,476                             85,952,690
      Salaries, wages and benefits                        40,670,008               3,596,028                             44,266,036
      Fuel                                                12,931,732               1,753,569                             14,685,301
      Operating supplies and expenses                     22,409,300               1,260,544                             23,669,844
      Insurance                                            2,844,739                 803,679                              3,648,418
      Depreciation and amortization expense                7,518,485               1,071,975          (81,317) (f)        8,594,146
                                                                                                       85,003  (g)
      General and administrative expense                   4,914,383                 336,016                              5,250,399
                                                 -------------------     -------------------                          -------------
          Total operating expenses                       168,660,861              17,402,287                            186,066,834
                                                 -------------------     -------------------                          -------------

      Operating income                                     8,892,100               1,983,081                             10,871,495

Interest expense                                           4,310,359                 377,267          122,000  (h)        4,809,626
                                                 -------------------     -------------------                          -------------

      Income before taxes                                  4,581,741               1,605,814                              6,061,869

      Income tax expense (benefit)                        (7,114,000)                     -           624,606  (i)       (6,489,394)
                                                 -------------------     -------------------                          -------------

          Net income                             $        11,695,741     $         1,605,814                          $  12,551,263
                                                 -------------------     -------------------                          -------------

Earnings per share - basic                       $              0.52                                                  $        0.50
                                                 -------------------                                                  -------------

Earnings per share - diluted                     $              0.49                                                  $        0.47
                                                 -------------------                                                  -------------

Weighted average shares outstanding - basic               22,391,142                                1,215,000  (j)       23,606,142
                                                 -------------------                                                  -------------

Weighted average shares outstanding - diluted             23,646,073                                1,215,000  (j)       24,861,073
                                                 -------------------                                                  -------------

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.   ACQUISITION OF R&M ENTERPRISES

     On July 19, 1999 Transit Group, Inc. (the "Company") completed the acquisition of R&M Enterprises, Inc. and Williams Truck Brokers, Inc. (collectively "R&M Enterprises"). R&M Enterprises, Inc. is a Nebraska corporation engaged in the short and long haul transportation services business. Williams Truck Brokers, Inc. is a Nebraska corporation whose business consists of arranging the shipment of goods for a variety of shippers utilizing unrelated transportation companies. The R&M Enterprises balances reported in the pro forma financial statements include R&M Enterprises, Inc. and Williams Truck Brokers, Inc. The purchase agreement provided for an aggregate cash consideration of $1.4 million and 1,215,000 shares of the Company's restricted common stock. The purchase price has been preliminarily allocated to the assets and liabilities acquired based on their estimated fair value. The excess of purchase price over the estimated fair value of the net assets acquired will be recorded as goodwill and amortized over a 40-year period.

2.   EXPLANATIONS OF PRO FORMA FINANCIAL STATEMENTS AND RELATED ADJUSTMENTS

     The pro forma combined statement of operations for the year ended December 31,1998 and six months ended June 30, 1999 gives effect to the acquisition of R&M Enterprises as if such event had occurred at the beginning of the period. The pro forma unaudited combined balance at June 30, 1999 reflects the acquisition of R&M Enterprises as if such event had occurred on that date. The pro forma combined financial data, based on facts and circumstances existing on July 19, 1999 may not be indicative of the results that actually would have occurred if the transactions and adjustments described in the following notes had occurred on the dates assumed and does not project the Company's financial position or results of operations at any future date. The pro forma combined financial data should be read in conjunction with the reports of independent accountants, the Company's current report on Form 10-K and Form 10-Q dated March 31, 1999 and August 16, 1999, respectively, related to the Company's consolidated financial statements for the year ended December 31, 1998 and six months ended June 30, 1999, and the Company's current report on Form 8-K dated as of July 30, 1999 related to the acquisition of R&M Enterprises.

     a. R&M Enterprises was organized as an S-corporation and was exempt from federal and state taxation. It was converted to a C-corporation upon acquisition by the Company. The pro forma adjustments reflect the deferred taxes arising from differences between the book and tax bases of R&M Enterprises as if it was a C-corporation on June 30, 1999.

     b. Amount represents the adjustment to fair market value of fixed assets acquired from R&M Enterprises.

     c. Amount reflects the increase in goodwill related to the acquisition of R&M Enterprises, to be amortized over 40 years.

     d. Amount represents the additional debt associated with cash consideration paid plus professional fees associated with the acquisition of R&M Enterprises.

     e. Amount represents the elimination of the historical pre-acquisition stockholders' equity of R&M Enterprises and the effect of the stock consideration paid for R&M Enterprises.

     f. Amount represents the adjustment to depreciation expense for adoption of the Company's depreciation policy related to property, equipment and capitalized leases.

     g. Amount represents additional goodwill amortization resulting from the purchase of R&M Enterprises by the Company.

     h. Amount represents additional interest expense associated with the financing of cash consideration paid to R&M Enterprises shareholders.

     i. Amount reflects the estimated income tax effect of pro forma adjustments and the conversion of R&M Enterprises from an S-corporation to a C-corporation.

     j. Amount represents issuance of 1,215,000 shares of the Company's common stock in conjunction with purchase of R&M Enterprises.